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                                                                      Exhibit 10

                           GENERAL BINDING CORPORATION
     FIRST AMENDMENT TO AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT


     This First Amendment to Amended and Restated Multicurrency Credit Agreement (herein, the "Amendment") is entered into as of February 4, 2000, between General Binding Corporation, a Delaware corporation (the "Company"), each Borrowing Subsidiary party to the Credit Agreement (as such term is defined below), each of the Banks and Agents party hereto and Harris Trust and Savings Bank, as a Bank and in its capacity as Administrative Agent under the Credit Agreement (the "Administrative Agent").


                             PRELIMINARY STATEMENTS

     A. The Company and the Banks entered into a certain Amended and Restated Multicurrency Credit Agreement, dated as of November 12, 1999 (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     B. The Company has requested that the Banks amend certain provisions of the Credit Agreement, and the Required Banks are willing to do so under the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

          (a) The definition of "Permitted Future Foreign Subsidiary Support" appearing in Section 8.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "Permitted Future Foreign Subsidiary Support" means (without duplication) (i) Investments (as defined in Section 12.14) in Foreign Subsidiaries and Minority Foreign Investments and (ii) Indebtedness representing credit and other financial accommodations extended to Foreign Subsidiaries and Minority Foreign Investments and permitted by
          Section 12.22(f)(ii) hereof, which Investments and Indebtedness do not in the aggregate exceed $50,500,000 outstanding from and after September 30, 1999, and consist solely of the following:

               (i) not more than $15,000,000 in an aggregate amount on a cumulative basis from and after September 30, 1999

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          to finance capital expenditures of such Foreign Subsidiaries and
          Minority Foreign Investments;

               (ii) not more than $14,000,000 in an aggregate amount on a cumulative basis from and after September 30, 1999 to pay (x) cash charges of Foreign Subsidiaries constituting Fiscal Year 1999/2000 Charges or (y) tax liabilities associated with the Company's Mexican operations;

               (iii) not more than $21,000,000 in an aggregate outstanding principal amount from and after September 30, 1999 to finance ordinary working capital needs (including maintenance of reasonable cash balances) of such Foreign Subsidiaries and Minority Foreign Investments; and

               (iv) not more than $500,000 in an aggregate amount on a cumulative basis from and after January 1, 2000 in the form of Investments by the Company or another Credit Party in one or more business ventures in China.

          (b) Section 12.23 of the Credit Agreement shall be amended by inserting "(less the amount of any Investments made pursuant to subparagraph (iv) of the definition of "Permitted Future Foreign Subsidiary Support" appearing in Section 8.1 hereof)" immediately after each of the references to "$30,000,000" and "$37,500,000" appearing therein.

          (c) Section 15.1 of the Credit Agreement shall be amended by adding the following paragraphs immediately at the end thereof:

          "In connection with the execution of a notarial deed (the "Dutch Pledge") effecting a right of pledge on approximately 65% of the issued shares of GBC Nederland B.V. and for the purpose of ensuring and preserving the validity and continuity of such right of pledge, the parties hereto agree that the Administrative Agent shall be the joint and several creditor (in such capacity, the "Parallel Creditor") (together with each Bank (and relevant Affiliate of a Bank party to one or more Hedging Arrangements)) of each and every Obligation and Hedging Liability, if any, payable by the Company or any of its Subsidiaries to such Bank or Affiliate of a Bank under any Loan Documents, so that accordingly the Parallel Creditor will have its own independent right to demand performance by the Company or such of its Subsidiaries of such Obligation or Hedging Liability, as the case may be, and such Obligation or Hedging Liability, as the case may be, will be discharged by and to the extent of any discharge thereof either to



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          the Parallel Creditor or to the relevant Bank or Affiliate of a Bank, as the case may be.

          The Parallel Creditor shall act on behalf of each Bank (and relevant Affiliate of a Bank party to one or more Hedging Arrangements) (i) in order to fully effectuate a right of pledge in favor of such Bank or Affiliate of a Bank on approximately 65% of the issued shares of GBC Nederland B.V. by executing the Dutch Pledge to that effect and (ii) in all matters in connection with, or in relation to, or concerning the Dutch Pledge and all transactions, matters and things contemplated thereby. The Parallel Creditor shall therefore be authorized to exercise on behalf of each Bank (and relevant Affiliate of a Bank party to one or more Hedging Arrangements) all such rights as are granted to each such Bank and Affiliate of a Bank under the laws of the Netherlands, and all such rights as are granted to them in the Dutch Pledge, including for the avoidance of doubt all and any rights of control or administration ("beheren") and rights of disposal ("beschikken"). The right granted to the Parallel Creditor to act on behalf of each such Bank or Affiliate of a Bank in connection with the Dutch Pledge as set out above shall be irrevocable."

SECTION 2. CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          (a) Each Borrower, each Guarantor and the Required Banks shall have executed and delivered this Amendment.

          (b) All legal matters with respect to this Amendment shall have been resolved in a manner reasonably satisfactory to the Administrative Agent.

SECTION 3. REPRESENTATIONS.

     In order to induce the Banks to execute and deliver this Amendment, the Company hereby represents to each Bank that as of the date hereof, after giving effect to this Amendment, the representations and warranties set forth in
Section 9 of the Credit Agreement are and shall be and remain true and correct unless and to the extent that any such representation and warranty is stated to relate to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date (except that the representations contained in Section 9.4 shall be deemed to refer to the most recent financial statements of the Company delivered to the Administrative Agent) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement.




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SECTION 4. MISCELLANEOUS.

     (a) Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     (b) By executing this Amendment in the place provided for that purpose below, each Guarantor hereby consents to the Amendment to the Credit Agreement as set forth herein and confirms that its obligations thereunder remain in full force and effect. Each Guarantor further agrees that the consent of such Guarantor to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

     (c) The Company agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, as and to the extent provided in Section 17.15 of the Credit Agreement.

     (d) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.











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                        GENERAL BINDING CORPORATION

                        By:      /s/         Steve Rubin
                               ------------------------------------------------
                        Name:                Steve Rubin
                               ------------------------------------------------
                        Title:               Vice President, Secretary &
                               ------------------------------------------------
                                             General Counsel
                               ------------------------------------------------


                        GBC INTERNATIONAL, INC.

                        By:      /s/         Steve Rubin
                               ------------------------------------------------
                        Name:                Steve Rubin
                               ------------------------------------------------
                        Title:               Vice President & Secretary
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                        VELOBIND, INCORPORATED

                        By:      /s/         Steve Rubin
                               ------------------------------------------------
                        Name:                Steve Rubin
                               ------------------------------------------------
                        Title:               Vice President & Secretary
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                        GBC GENERAL BINDING (NEDERLAND) B.V.

                        By:GENERAL BINDING CORPORATION
                        Its:  Attorney-in-Fact

                           By:   /s/         Steve Rubin
                               ------------------------------------------------
                           Name:             Steve Rubin
                               ------------------------------------------------
                           Title:            Vice President, Secretary &
                               ------------------------------------------------
                                             General Counsel
                               ------------------------------------------------

                        GBC INDIA HOLDINGS INC.

                        By:      /s/         Steve Rubin
                               ------------------------------------------------
                        Name:                Steve Rubin
                               ------------------------------------------------
                        Title:               Vice President & Secretary
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         Accepted and agreed to as of the date and year last above written.

                        HARRIS TRUST AND SAVINGS BANK, in its individual
                           capacity as a Bank and as Administrative Agent

                        By:      /s/         Raymond C. Whitacre
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                        Name:                Raymond C. Whitacre
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                        Title:               Managing Director
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                        LASALLE BANK NATIONAL ASSOCIATION, in its individual
                           capacity as a Bank and as Co-Agent

                        By:      /s/         James M. Minich
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                        Name:                James M. Minich
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                        Title:               First Vice President
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                        BANK ONE, NA, in its individual capacity as a Bank, as
                           Co-Syndication Agent and as Co-Agent

                        By:      /s/         Scott D. Moreen
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                        Name:                Scott D. Moreen
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                        Title:               Vice President
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                        THE BANK OF NEW YORK, in its individual capacity as a
                           Bank and as Co-Agent

                        By:      /s/         John Paul Marotta
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                        Name:                John Paul Marotta
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                        Title:               Vice President
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                        CREDIT AGRICOLE INDOSUEZ, in its individual capacity as
                           a Bank and as Co-Agent

                        By:      /s/         Raymond A. Falkenberg
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                        Name:                Raymond A. Falkenberg
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                        Title:               Senior Relationship Manager
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                        By:      /s/         Susan Knight
                               ------------------------------------------------
                        Name:                Susan Knight
                               ------------------------------------------------
                        Title:               Vice President
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                        COMERICA BANK

                        By:      /s/         Jeffrey P. Bradley
                               ------------------------------------------------
                        Name:                Jeffrey P. Bradley
                               ------------------------------------------------
                        Title:               Vice President
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                        THE BANK OF TOKYO-MITSUBISHI, LIMITED, CHICAGO BRANCH

                        By:      /s/         Hisashi Miyashiro
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                        Name:                Hisashi Miyashiro
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                        Title:               Deputy General Manager
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                        SUNTRUST BANK, ATLANTA

                        By:      /s/         Charles C. Pick
                               ------------------------------------------------
                        Name:                Charles C. Pick
                               ------------------------------------------------
                        Title:               Vice President
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                        MERCANTILE BANK NATIONAL ASSOCIATION

                        By:      /s/         Gerald S. Kirk
                               ------------------------------------------------
                        Name:                Gerald S. Kirk
                               ------------------------------------------------
                        Title:               Vice President
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                        FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                        By:
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                        Name:
                               ------------------------------------------------
                        Title:
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                        NATIONAL CITY BANK

                        By:
                               ------------------------------------------------
                        Name:
                               ------------------------------------------------
                        Title:
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                        CREDIT LYONNAIS CHICAGO BRANCH

                        By:      /s/         Mary Ann Klemm
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                        Name:                Mary Ann Klemm
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                        Title:               Vice President
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                        THE BANK OF NOVA SCOTIA

                        By:      /s/         F.C.H. Ashby
                               ------------------------------------------------
                        Name:                F.C.H. Ashby
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                        Title:               Senior Manager Loan Operations
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                        SOCIETE GENERALE

                        By:      /s/         Editha Paras
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                        Name:                Editha Paras
                               ------------------------------------------------
                        Title:               Vice President
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                        GENERAL ELECTRIC CAPITAL CORPORATION

                        By:      /s/         Gregory Hong
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                        Name:                Gregory Hong
                               ------------------------------------------------
                        Title:               Duly Authorized Signatory
                               ------------------------------------------------

                        CIBC, INC.

                        By:      /s/         Ihor Zaluckyj
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                        Name:                Ihor Zaluckyj
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                        Title:               Executive Director
                               ------------------------------------------------
                                    CIBC World Markets Corp., As Agent
                               ------------------------------------------------


                        BANKERS TRUST COMPANY

                        By:      /s/         Robert R. Telesca
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                        Name:                Robert R. Telesca
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                        Title:               Assistant Vice President
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                        THE SANWA BANK, LIMITED, CHICAGO BRANCH

                        By:
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                        Name:
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                        Title:
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